UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2015

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On May 26, 2015, AbbVie Inc. (“AbbVie”), a Delaware corporation, completed its acquisition of Pharmacyclics, Inc. (“Pharmacyclics”), a Delaware corporation, pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”), by and among AbbVie, Pharmacyclics, Oxford Amherst Corporation, a Delaware corporation and a direct wholly owned subsidiary of AbbVie and Oxford Amherst LLC, a Delaware limited liability company and a direct wholly owned subsidiary of AbbVie, as amended on March 22, 2015.  This current report on Form 8-K/A is filed as an amendment to the current report on Form 8-K filed by AbbVie on May 26, 2015 (the “Initial Report”). This current report is filed to provide, and amends the Initial Report to include, the financial statements and pro forma financial information relating to Pharmacyclics set forth below under Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Filed by Pharmacyclics with the SEC on February 18, 2015 on Form 10-K and incorporated by reference herein is the following exhibit:

Audited consolidated financial statements of Pharmacyclics as of December 31, 2014 and December 31, 2013, and the results of operations and cash flows for each of the two years in the period ended December 31, 2014, the six month period ended December 31, 2012, and the year ended June 30, 2012 and the related notes to such audited consolidated financial statements, the related Report of Independent Registered Public Accounting Firm, and Item 9A, Controls and Procedures (which includes Management’s Annual Report on Internal Control over Financial Reporting) filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

Filed by Pharmacyclics with the SEC on May 4, 2015 on Form 10-Q and incorporated by reference herein is the following exhibit:

Unaudited condensed consolidated balance sheets of Pharmacyclics as of March 31, 2015 and December 31, 2014, the related unaudited condensed consolidated statements of operations, comprehensive income and cash flows for the three-month periods ended March 31, 2015 and March 31, 2014 and the related notes to such unaudited condensed consolidated financial statements filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined statement of earnings of AbbVie for the year ended December 31, 2014 is filed herewith as Exhibit 99.3 and is incorporated in this Item 9.01(b) by reference. The unaudited pro forma condensed combined statement of earnings of AbbVie for the six months ended June 30, 2015 is attached as Exhibit 99.4 and is incorporated in this Item 9.01(b) by reference.

(d)	Exhibits

	23.1	Consent of PricewaterhouseCoopers LLP

99.1

Audited consolidated financial statements of Pharmacyclics as of December 31, 2014 and December 31, 2013, and the results of operations and cash flows for each of the two years in the period ended December 31, 2014, the six month period ended December 31, 2012, and the year ended June 30, 2012 and the related notes to such audited consolidated financial statements, the related Report of Independent Registered Public Accounting Firm, and Item 9A, Controls and Procedures (which includes Management’s Annual Report on Internal Control over Financial Reporting) (incorporated by reference to the Form 10-K filed by Pharmacyclics with the SEC on February 18, 2015).

99.2

Unaudited condensed consolidated balance sheets of Pharmacyclics as of March 31, 2015 and December 31, 2014, the related unaudited condensed consolidated statements of operations, comprehensive income and cash flows for the three-month periods ended March 31, 2015 and March 31, 2014 and the related notes to such unaudited condensed consolidated financial statements (incorporated by reference to the Form 10-Q filed by Pharmacyclics with the SEC on May 4, 2015).

99.3

Unaudited pro forma condensed combined statement of earnings of AbbVie for the year ended December 31, 2014 (incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-4 filed by AbbVie with the SEC on April 17, 2015).

	99.4	Unaudited pro forma condensed combined statement of earnings of AbbVie Inc. for the six months ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Dated: August 7, 2015	By:	/s/ William J. Chase
William J. Chase
Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1

Audited consolidated financial statements of Pharmacyclics as of December 31, 2014 and December 31, 2013, and the results of operations and cash flows for each of the two years in the period ended December 31, 2014, the six month period ended December 31, 2012, and the year ended June 30, 2012 and the related notes to such audited consolidated financial statements, the related Report of Independent Registered Public Accounting Firm, and Item 9A, Controls and Procedures (which includes Management’s Annual Report on Internal Control over Financial Reporting) (incorporated by reference to the Form 10-K filed by Pharmacyclics with the SEC on February 18, 2015).

99.2

Unaudited condensed consolidated balance sheets of Pharmacyclics as of March 31, 2015 and December 31, 2014, the related unaudited condensed consolidated statements of operations, comprehensive income and cash flows for the three-month periods ended March 31, 2015 and March 31, 2014 and the related notes to such unaudited condensed consolidated financial statements (incorporated by reference to the Form 10-Q filed by Pharmacyclics with the SEC on May 4, 2015).

99.3

Unaudited pro forma condensed combined statement of earnings of AbbVie for the year ended December 31, 2014 (incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-4 filed by AbbVie with the SEC on April 17, 2015).

99.4	Unaudited pro forma condensed combined statement of earnings of AbbVie Inc. for the six months ended June 30, 2015.